VOYA SEPARATE PORTFOLIOS TRUST Voya Emerging Markets Corporate Debt Fund (the "Fund")

Supplement dated November 18, 2022 to the Fund's Class I and Class P Shares'

Summary Prospectus, Prospectus (together, the "Prospectuses"),

and related Statement of Additional Information (the "SAI"),

each dated July 31, 2022

On September 29, 2022, the Board of Trustees (the "Board") of Voya Separate Portfolios Trust approved changes with respect to the Fund's share classes and offering status.

The following changes are effective immediately:

1.The Fund's Class I shares are liquidated and dissolved;

2.The Fund is no longer publicly offered; and

3.The Fund's sole share class is no longer designated "Class P", and all references in the Prospectuses and the SAI to "Class P" are deleted and now refer to the Fund's sole undesignated class of shares.

On November 17, 2022, the Board approved changes with respect to the Fund's name, management fee schedule, and sub-advisory fee schedule.

The following changes are effective immediately:

1.The Fund's name is now "Voya VACS Series EMCD Fund", and all references to "Voya Emerging Markets Corporate Debt Fund" in the Prospectuses and SAI are hereby deleted and replaced with "Voya VACS Series EMCD Fund";

2.The Fund's management fee rate is reduced to 0.00%; and

3.The Fund's sub-advisory fee rate is reduced to 0.00%.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE